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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  March 1, 1996



                          Sealy Corporation
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             (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-8738              36-3284147
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(State or Other Jurisdiction      (Commission          (I.R.S. Employer
     of Incorporation)             File Number)       Identification No.)



   520 Pike Street              Seattle, Washington        98101
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    (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code (206) 625-1233
                                                   -----------------------------

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         (Former Name or Former Address, if changed since last report)





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Item 5.  Other Events.
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                 Effective March 1, 1996, Sealy Corporation, a Delaware
corporation, (the "Company") appointed Ronald L. Jones as President and Chief Executive Officer of the Company. A press release announcing this appointment was issued by the Company on February 27, 1996 and is filed as Exhibit 99.1 to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits.
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                                                                Sequential
      Exhibit No.                                               Page Number
      -----------                                               -----------
         99.1        Press Release of the Company dated
                     February 27, 1996     . . . . . . . . . .       4





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                                   SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SEALY CORPORATION



                                            By: /s/ John D. Moran
                                               --------------------------------
                                                John D. Moran, Secretary





Date:  March 13, 1996





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